HYPERDYNAMICS

NYSE Amex: HDY

A New Direction for Success

Ray Leonard

Chief Executive Officer

April 2010

Forward Looking Statements

Information reported on this presentation speaks only as of today, and you are advised that time sensitive information may no longer be accurate after today. Also, statements made by management that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,” “expect,” “estimate” or similar words are deemed forward-looking and they are based on expectations, beliefs or projections that are subject to numerous risks and uncertainties.

Investors are cautioned that these statements are not guarantees of future performance, and actual results could differ materially. Potential risks include, among other things, geologic risks, political risks, oil and gas price volatility, uncertainties inherent in oil and gas production operations, government regulation and uncertainties regarding access to capital.

Please refer more to a complete list of the risk factors outlined in the company's Annual Report on Form 10K for the fiscal year ended June 30, 2009, as amended, and subsequent filings made with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update any forward looking statements.

Hyperdynamics at a Glance (NYSE Amex: HDY)

- Independent E&P company based in Houston, Texas
- 77% interest holder of rights to an 25,028-sq-km license area offshore Republic of Guinea in Northwest Africa
- Guinea prospects centered in virgin basin among multiple highly prospective trends / plays
- Strong progress since July 2009 under new management and board



West Africa
Offshore
Deloitte.
Senegal
Guinea
Sierra Leone
Liberia
Nigeria
Ghana
Cameroon
Gabon
Democratic Republic of the Congo
Angola
Namibia
Botswana
South Africa
2010

Strong New Leadership in 2009

Ray Leonard, CEO	Division Geologist for West Africa and V.P with Amoco, Executive with YUKOS, MOL, and V.P. of Kuwait Energy Company
Bill Young, EVP Commercial Affairs	Commercial Head - BG Group; Business development, negotiations and corporate finance roles at Amoco, BP and ConocoPhillips
Steve Barrett, Exploration VP	Exploration VP, Nations Petroleum, VP Karasu Operating Co., Exploration Manager, Amoco
Jason Davis, CFO	Interim CFO for Particle Drilling Technologies, Director of SEC Reporting for Texas Genco/NRG, Deloitte & Touche
Bob Solberg, Non-Executive Chairman of the Board	Retired President of Worldwide E&P Development for Texaco
Herman J. Cohen, Director	Past U.S. Ambassador to Senegal and Gambia, Asst Secretary of State for African Affairs, President of Cohen & Woods International
Lord David Owen, Director	Past Chairman of YUKOS International UK; Secretary of State for Foreign and Commonwealth Affairs, Retired British MP

Also added highly experienced G&G team in 2009

HYPERDYNAMICS

World-Class Potential in NorthwestAfrica

Recent Discoveries Nearby

- Oil discoveries in the region ranging from 260 million to >1 billion Bbls indicate world-class potential of Guinea license area
- Exxon last year offered $4.2 billion for 23.5% of 1.8-billion-barrel Jubilee discovery offshore Ghana



Recent Oil Dicoveries
Chinguetti
Dome
Flore
Sinapa
Venus
Anadarko
Espoir,
Baobab
Jubilee
Sankofa
Ebok
March 2010

Virtually Unexplored Basin

- Only 1 exploration well drilled in 1977 on entire 31,000-sq-mi offshore Guinea

Other Offshore Northwest Africa Discoveries

Sierra Leone – Venus B-1 well
Mauritania – Chinguetti Field
Guinea-Bissau – Sinapa Field
Senegal – Dome Flore Field / 1 billion Bbls in place

HYPERDYNAMICS

Why Northwest Africa?

- Past E&P activity in West Africa focused on heavily explored trend from Nigeria to Angola
- Recent discoveries by others in deep water off Northwest Africa are potentially more commercially attractive
  - *More favorable fiscal terms*
  - *No OPEC quota curtailments*
- Guinea has the ability to access Western markets

Figure 2: Investment in new O&G projects (2006-2010)



Transition Economies
Africa
OECD N America
Middle East
Developing Asia
OECD Pacific
Latin America
OECD Europe
0
10
20
30
40
50
60
70
80
$bn
Sanctioned
Planned

Source: IEA World Energy Outlook

NW Africa – New Focus for Exploration Activity

De-Risking the Asset

1. **Conduct Geological and Geophysical Assessment**

Turbidite fan, offshore Guinea



1st Stage:

Shot 2-D seismic to identify play trends; conducted geochemical coring and sampling that demonstrated active petroleum systems (late 2009)

2nd Stage:

Shoot 3-D seismic to identify best drilling locations (mid 2010)

3rd Stage:

Exploration drilling (late 2011)

De-Risking the Asset

1. **Conduct Geological and Geophysical Assessment**	**1st Stage:** Seismic to identify play trends; geochemical coring and sampling to demonstrate active petroleum system (complete) **2nd Stage:** 3D seismic to plan drilling locations (2010) **3rd Stage:** Exploration drilling (2011)
2. **Bring in Additional PSC Participants** Dana Petroleum plc	**Dana Petroleum:** Acquired 23% interest for $19.6 million **Negotiating with:** Multiple large E&P companies for 35-40% operated interest **Companies bring:** – Cash funding – Cost sharing – Technical expertise – Strong record of successful exploration in West and NW Africa

Geological & Geophysical Assessment

- Geochemical analysis of oil seeps indicates multiple working petroleum systems
- Direct hydrocarbon indications on seismic
- Multiple leads and prospects identified with potential for giant fields (80-1,500 meter water depth)
  - *Fairway of Upper Cretaceous Turbidite Fans*
  - *Fairways of Lower Cretaceous and Jurassic Structures*



Depth map: Top Lower Cretaceous
Depth, m
1000
2000
3000
4000
5000
6000
7000
Mid-Cretaceous submarine fans (like large fields and discoveries to S)
Structural closures with Jurassic traps
Seeps: Oil from mature source rock
source-rock area
Structural closures with Early Cretaceous traps
50 km

Hyperdynamics' PSC area covers approximately 25,028 sq km, or 30% of the entire Guinea offshore.

G&G Assessment - Turbidite Lead


Turbidite fan, offshore Guinea




Turbidite fan, offshore Guinea

- Same play type as Jubilee and Venus discoveries
- Multiple prospects on trend

G&G Assessment – Jurassic Leads





- Largest known structures on block
- World-class reserve potential

HYPERDYNAMICS

Strong Local Demand for Potential Gas Discovery

Although oil is the primary target, natural gas would also have value in local markets

- According to U.S. State Department, Guinea may hold as much as half the world's bauxite reserves — a feedstock for aluminum
- Multinational mining companies in Guinea require smelting plants to process bauxite into aluminum



- Current power generation capacity in Guinea is just 200-300 MW
- One smelting plant requires 500 MW of electrical power, or roughly 1.5 Tcf of natural gas, creating long-term market potential for natural gas in Guinea

Current Political / Business Environment

- Interim military/civilian government has been installed
  - *Moderate civilian was appointed Prime Minister*
  - *Democratic elections scheduled for June 2010*
  - *New interim military President commits to not seek re-election*

- Ministry of Mines continues to conduct business as usual

- Cabinet of ministers conducting thorough and transparent review of commercial projects proposed for Guinea

- Foreign multinational operations have been running effectively in Guinea for decades



TRAVAIL
JUSTICE
SOLIDARITE

September 2009 MOU – Guinea Project Timeline


Q3 2009 MOU Signed with Govt. of Guinea
Q4 2009 Acquired 10,000 km 2D Seismic
December 31, 2009 70% Relinquishment
January 28, 2010 Dana Petroleum joins as 23% Participant
Q1 – Q2 2010 Process & Interpret 2D Seismic
March 25, 2010 PSC Amendment Signed by the Guinean Government
Q3 – Q4 2010 Acquire, Process, and Interpret 3D Seismic
2011 Spud First Well

HYPERDYNAMICS

Investment Highlights

The Asset

- Large license area with multiple play types and multiple leads with giant field potential
- Offer for large discovery on similar prospect in Ghana valued at $4.2 billon for 23% share
- Favorable economic terms

The Plan

- Continue to add value through additional geophysical work in 2010 with drilling in late 2011
- Hold onto largest share practical to build value for shareholders

The Team

- New senior management with a record of exploration success internationally
- Strong Board of Directors and technical team
- Prospective PSC participants offer technical and financial support

HYPERDYNAMICS

HYPERDYNAMICS

NYSE Amex: HDY

Thank You!

HYPERDYNAMICS

NYSE Amex: HDY

Appendix

Financial Data

Selected Financial Data	
Shares outstanding as of 4/1/10	96,424,131
Market Capitalization as of 4/8/10	$130,172,000
Average daily volume	763,000
As of December 31, 2009	
Total Assets:	$15,560,000
Total Liabilities:	$ 7,265,000
Total Equity:	$ 8,295,000